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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): AUGUST 5, 1999




                                VIASYSTEMS, INC.
               (Exact name of Registrant as specified in charter)




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
                DELAWARE                             333-29727                            43-1777252
      (State or other jurisdiction            (Commission file number)                 (I.R.S. employer
           of incorporation)                                                          identification no.)
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                             101 SOUTH HANLEY ROAD
                           ST. LOUIS, MISSOURI 63105
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (314) 727-2087


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 5, 1999, an indirect wholly-owned subsidiary of Viasystems, Inc. (the "Company") acquired the printed circuit board manufacturing division ("Kalex") of Termbray Industries International (Holdings) Limited ("Termbray Holdings"), a manufacturer of rigid printed circuit boards located in China, for a net cash purchase of approximately $301,000,000 (the "Kalex Acquisition"). The Kalex Acquisition was funded with (i) $200,000,000 from a capital contribution to the Company from the issuance of 163,934,427 shares of the common stock of Viasystems Group, Inc., the Company's parent, and (ii) borrowings under a new tranche C term loan under the Company's senior secured credit facility, as amended and restated (the "Third Amended and Restated Credit Agreement"), from a syndicate of commercial banks and institutional lenders set forth on the signature pages thereto. The Third Amended and Restated Credit Agreement is filed as Exhibit 4.11 to this Current Report on Form 8-K. The purchase price for the Kalex Acquisition was determined as a result of arms-length negotiation between the Company and Termbray Holdings, which are unrelated parties. The Kalex Acquisition was consummated as a stock purchase of certain indirect subsidiaries of Termbray Holdings that conduct the printed circuit board manufacturing business of Kalex, and such entities will continue to conduct that business as subsidiaries of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Financial Statements of Businesses Acquired.

                  Historical financial statements for the Kalex Acquisition will be filed by amendment to this Current Report on Form 8-K within 60 days after the date of this report.

                  (b)      Pro Forma Financial Information.

                  Pro forma financial information reflecting the Kalex Acquisition will be filed by amendment to this Current Report on Form 8-K within 60 days after the date of this report.

                  (c)      Exhibits.

             Exhibit Number                 Description

                  2.8   -  Share Purchase Agreement, dated as of August 1,
                           1999, among Termbray Electronics (B.V.I.) Limited, Termbray Industries International (Holdings) Limited, Viasystems Canada, Inc., and Viasystems Group, Inc.**

                  4.11  -  Third Amended and Restated Credit Agreement, dated as of August 5, 1999, among Viasystems Group, Inc., Viasystems, Inc., Viasystems Canada, Inc. (f/k/a Circo Craft Co. Inc.), PCB Investments Plc, Viasystems Holdings Limited (f/k/a Forward Group
                           Plc), Chips Acquisition Limited, Print Service Holding N.V., Viasystems II Limited (f/k/a Interconnection Systems (Holdings) Limited); and The Chase Manhattan Bank of Canada, Chase Manhattan International Limited and The Chase Manhattan Bank.**

                  99.1  -  Press Release, dated as of August 3, 1999.*

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            *     Filed herewith.
            **    To be filed by amendment.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIASYSTEMS, INC.



Dated:  August 19, 1999                 By: /s/ DAVID M. SINDELAR
                                           ------------------------------------
                                             David M. Sindelar
                                             Senior Vice President and Chief
                                             Financial Officer



                                        By: /s/ JOSEPH S. CATANZARO
                                           ------------------------------------
                                             Joseph S. Catanzaro
                                             Chief Accounting Officer





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                               INDEX TO EXHIBITS


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
Exhibit Number                              Description
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
     2.8      -        Share Purchase Agreement, dated as of August 1, 1999, among
                       Termbray Electronics (B.V.I.) Limited, Termbray Industries
                       International (Holdings) Limited, Viasystems Canada, Inc., and
                       Viasystems Group, Inc.**

     4.11     -        Third Amended and Restated Credit Agreement, dated as of August
                       5, 1999, among Viasystems Group, Inc., Viasystems, Inc.,
                       Viasystems Canada, Inc. (f/k/a Circo Craft Co. Inc.), PCB
                       Investments Plc, Viasystems Holdings Limited (f/k/a Forward
                       Group Plc), Chips Acquisition Limited, Print Service Holding
                       N.V., Viasystems II Limited (f/k/a Interconnection Systems
                       (Holdings) Limited); and The Chase Manhattan Bank of Canada,
                       Chase Manhattan International Limited and The Chase Manhattan
                       Bank.**

     99.1     -        Press Release, dated as of August 3, 1999.*
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*  Filed herewith.
** To be filed by amendment.



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